North Capital Treasury Money Market Fund
Institutional Class Shares – NCGXX
Summary Prospectus
June 20, 2019
www.northcapital.com/northcapitalfunds

Beginning January 1, 2021, the North Capital Treasury Money Market Fund (the "Fund") intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.northcapital.com/northcapitalfunds. Shareholders who wish to continue to receive paper copies of the Fund's annual and semi-annual shareholder reports should contact the Fund at 833-2-NCFUND or 833-262-3863 or their financial intermediaries.

Before you invest, you may want to review the Fund's statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 20, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.northcapital.com/northcapitalfunds. You can also get this information at no cost by calling 833-2-NCFUND or 833-262-3863 or by sending an e-mail request to northcapitalfunds@northcapital.com.

Investment Objective: The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.86%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver(2)	(0.66)%
Total Annual Fund Operating Expenses After Fee Waiver	0.45%

(1)	Based on estimates for the Fund’s current fiscal year.

(2)
North Capital, Inc., the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, through June 30, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short) (vi) taxes; (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, including the Adviser)) will not exceed 0.45% of average daily net assets of Institutional Class shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if there are waived amounts that have not been recouped outstanding and such recoupment, after giving effect to the recouped amounts, can be achieved within the lower of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees (the “Board”) of North Capital Funds Trust (the “Trust”), of which the Fund is a series, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursements for the duration of the waiver/reimbursement period only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years

Institutional Class	$ 46	$ 287

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has only recently commenced investment operations, no portfolio turnover information is presented for the Fund at this time.

Principal Investment Strategies: In pursuing its investment objective, the Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are fully collateralized (i.e., backed by cash or government securities). Government money market funds are exempt from requirements to impose liquidity fees and/or temporary redemption gates, however, government money market funds may elect to impose these fees. The Fund has elected to not impose liquidity fees or redemption gates at this time.

As a government money market fund, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. Treasury and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Treasury. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

Principal Risks: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks summarized below, and these risks are more fully described in the section “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV.

 Interest Rate Risk. Increases in interest rates adversely affects the Fund’s yield relative to prevailing market rates and the market value of its securities or instruments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Management Risk. The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The Adviser has not previously managed a mutual fund.

Credit Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. To the extent the Fund invests in securities that are not U.S. Treasuries or repurchase agreements that are not collateralized by U.S. Treasuries, it may be subject to the foregoing risks. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.northcapital.com/northcapitalfunds or by calling 833-2-NCFUND or 833-262-3863.

Investment Adviser: North Capital, Inc.

Portfolio Managers: James P. Dowd, CFA, CPA, and Michael T. Weaver, Jr., CFA, investment adviser representatives of the Adviser, have served the Fund as its Portfolio Managers since it commenced operations in June 2019.

Purchase and Sale of Fund Shares: The Fund does not have a minimum initial or subsequent investment requirement. You may purchase and redeem shares of the Fund on any day that the NYSE is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans. Dividends paid by the Fund from income earned on direct investments in U.S. Treasury securities are generally exempt from state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.